UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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NEMAURA MEDICAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NEMAURA MEDICAL INC.

Advanced Technology Innovation Centre

Loughborough University Science and Enterprise Parks

5 Oakwood Drive

Loughborough, Leicestershire LE11 3QF

United Kingdom

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
to be held on August 19, 2022

TO THE STOCKHOLDERS OF NEMAURA MEDICAL INC.:

Nemaura Medical Inc., a Nevada corporation (the “Company”) is holding a Virtual Annual Meeting of Stockholders (the “Annual Meeting”) on Wednesday, August 19, 2022, at 9:00 a.m., Eastern time, at www.virtualshareholdermeeting.com/NMRD2022 for the following purposes:

1.	To elect five directors;

2.	To ratify the appointment of Mayer Hoffman McCann P.C., as the Company’s independent accountants, for the fiscal year ending March 31, 2023;
3.	To conduct an advisory vote approving executive compensation; and

4.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

All holders of common stock of record at the close of business on June 22, 2022 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

The Board of Directors of the Company has authorized the solicitation of proxies. Unless otherwise directed, the proxies will be voted FOR the election of the nominees listed in the attached Proxy Statement to be members of the Board of Directors of the Company; FOR ratification of Mayer Hoffman McCann P.C.’s appointment; FOR approval, on an advisory basis, of executive compensation; and on other business that may properly come before the Annual Meeting, as the named proxies in their best judgment shall decide.

Your vote is very important. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy as soon as possible. You may submit your proxy for the Annual Meeting by completing, signing, dating and returning your proxy in the pre-addressed envelope provided.

By Order of the Board of Directors,

/s/ Dewan Fazlul Hoque Chowdhury

Dewan Fazlul Hoque Chowdhury

Chairman of the Board

July 21, 2022

NEMAURA MEDICAL INC.

Advanced Technology Innovation Centre

Loughborough University Science and Enterprise Parks

5 Oakwood Drive

Loughborough, Leicestershire LE11 3QF

United Kingdom

_____________________________

PROXY STATEMENT
_____________________________

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders
Meeting to Be Held on August 19, 2022

The proxy statement and annual report to stockholders for the fiscal year ended March 31, 2022 are available at www.proxyvote.com.

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Nemaura Medical Inc., a Nevada corporation (the “Company,” “Nemaura,” “we,” “our” or “us”), of proxies to be voted at our 2022 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement of the Annual Meeting. The Annual Meeting will take place virtually on Wednesday, August 19, 2022, beginning at 9:00 a.m., Eastern time, at www.virtualshareholdermeeting.com/NMRD2022. You will need to provide your 16-digit control number that is on your proxy card to gain access to the virtual Annual Meeting.

We will bear the costs of our solicitation of proxies. In addition to the use of the mail, proxies may be solicited by electronic mail, personal interview, telephone, telegram and telefax by our directors, officers and employees. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

This Proxy Statement, the Notice of Annual Meeting, and accompanying proxy are being furnished to holders of our common stock, par value $0.001 per share, at the close of business on June 22, 2022 (the “Record Date”), the record date for the Annual Meeting. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

On or about July 21, 2022, this Proxy Statement, the accompanying proxy card and the Company’s 2022 annual report are first being sent to stockholders.

GENERAL INFORMATION ABOUT VOTING

Record Date, Outstanding Shares, and Voting Rights

As of June 22, 2022, the record date for the virtual Annual Meeting, the Company had outstanding 24,102,866 shares of common stock. Each share of common stock entitles its holder to one vote.

Voting Procedures; Revoking Proxies

You may vote your proxy by completing, dating, signing, and mailing the accompanying form of proxy in the return envelope provided or by telephone or Internet by following the instructions on the form of proxy. The persons authorized by any of those means to vote your shares will vote them as you specify or, in absence of your specification, as stated on the form of proxy. Abstentions and broker non-votes have no effect on the proposals being voted upon.

You may revoke any proxy by notifying the Company in writing at the above address, Attention: Secretary, or by voting a subsequent proxy or virtually at the virtual Annual Meeting.

Required Votes

The directors under Proposal 1 will be elected by a plurality of votes cast.

Proposal 2 shall be approved upon the vote of a majority of shares entitled to vote and present in person or represented by proxy at the virtual Annual Meeting. An abstention with respect to Proposal 2 will have the effect of a vote “AGAINST” such proposal.

The advisory vote pursuant to Proposal 3 is not binding on the Company, the Board or management. A majority of votes cast is necessary for approval of executive compensation. Abstentions and broker non-votes have no effect on Proposal 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s common stock, as of June 22, 2022, the Record Date of the Annual Meeting, by each of the Company’s directors, nominees for director, and named executive officers; all executive officers and directors as a group; and each person known to the Company to own beneficially more than 5% of Company’s common stock. Except as otherwise noted, the persons identified have sole voting and investment powers with respect to their shares.

	Common Stock
Name and Address of Beneficial Owner (1)	Number of Shares (2)		Percent of Class (3)
Named Executive Officers and Directors:
Dewan F.H. Chowdhury	8,761,700	(4)	36.3%
Justin Mclarney (5)	22,293		*
Bashir Timol	2,798,310	(6)	11.6%
Timothy Johnson	8,000	(7)	*
Salim Natha	427,390	(4)	1.8%
Thomas Moore	8,000	(7)	*
All Executive Officers and Directors as a Group (6 persons)	12,025,693	(8)	49.8%

Holders of 5% or more of our Common Stock:
Sufyan Ismail (9)	2,270,525		9.4%

(1)	Unless otherwise noted, the principal address of each of the stockholders, directors and officers listed above is c/o Nemaura Medical Inc., Advanced Technology Innovation Centre, Loughborough University Science and Enterprise Parks, 5 Oakwood Drive, Loughborough, Leicestershire LE11 3QF United Kingdom.

(2)	The persons named in this table have sole voting and investment power with respect to all shares of common stock reflected as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from June 22, 2022, the record date of the Annual Meeting, and the total outstanding shares used to calculate each beneficial owner’s percentage includes such shares, although such shares are not taken into account in the calculations of the total number of shares or percentage of outstanding shares. Beneficial ownership of common stock as reported includes shares subject to options or warrants that are exercisable within 60 days of the Record Date.

(3)	Based on 24,102,866 shares of common stock outstanding as of the Record Date.

(4)	Includes 8,000 shares the reporting person has the right to acquire within 60 days of the Record Date upon exercise of a vested option to purchase 8,000 shares of common stock.

(5)	Effective July 1, 2022, Mr. Mclarney was terminated as our Chief Financial Officer. We have commenced a search for a U.S.-based replacement Chief Financial Officer. In the meantime, the Company’s finance team, which has significant experience with the Company, will continue to support the Company with respect to its accounting and financial reporting requirements, and Mr. Chowdhury will act as principal financial officer and principal accounting officer of the Company.

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(6)	Represents (i) 2,708,210 shares held directly by the reporting person; (ii) 82,100 shares held by the reporting person’s spouse; and (iii) 8,000 shares the reporting person has the right to acquire within 60 days of the Record Date upon exercise of a vested option to purchase 8,000 shares of common stock.

(7)	Represents 8,000 shares the reporting person has the right to acquire within 60 days of the Record Date upon exercise of a vested option to purchase 8,000 shares of common stock.

(8)	Includes 40,000 shares the Company’s executive officers and directors have the right to acquire within 60 days of the Record Date upon exercise of vested options to purchase 40,000 shares of common stock.

(9)	Mr. Ismail’s address is Hollybank High Bank Lane, Lostock, Bolton, Lancashire BL6 HDT United Kingdom.

PROPOSAL 1:

ELECTION OF DIRECTORS

Nominees of the Board of Directors

The Board has nominated the persons identified below for election as directors, to serve until the next annual meeting at which time their successors have been elected and qualified. Directors are elected by a plurality of votes cast. If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy intend to vote for any substitute whom the Board nominates.

Name	Age	Positions with the Company	Has Served as a Director Since
Dewan Fazlul Hoque Chowdhury	49	Chief Executive Officer, President and Chairman	December 24, 2013

Bashir Timol	47	Chief Business Officer, Director	December 24, 2013

Thomas Moore	58	Independent Director	August 3, 2017

Dr. Salim Natha	55	Independent Director	July 26, 2017

Timothy Johnson	38	Independent Director	July 17, 2017

Dewan Fazlul Hoque Chowdhury. Dr. D.F.H. Chowdhury has been our President, Chief Executive Officer and a member of our board of directors since the incorporation of DDL on January 20, 2009. He is in charge of research and development of our core technologies, product development, innovation and commercialization. He also coordinates and oversees legal compliance; development of the company mission; policy and planning. Prior to establishing the Company, Dr. D.F.H. Chowdhury was the founder and CEO of Microneedle Technologies and Nemaura Pharma Limited. Dr. D.F.H. Chowdhury has been responsible for negotiating licensing deals for a transdermal patch to treat Alzheimer’s disease. Additionally, he is involved in commercial negotiations and global strategy development.

Dr. D.F.H. Chowdhury originally trained as a pharmaceutical scientist and has an MSc in Microsystems and Nanotechnology from Cranfield University, and a Doctorate from the University of Oxford on nano-drug delivery. His experience in the Pharmaceutical Industry includes product development; manufacturing; and technical and corporate management.

Bashir Timol. Mr. Timol has served as member of the board of Nemaura Medical since formation in December 2013. He has co-founded, managed, and funded several biotech and life science companies, and led the investment consortium that provided capital for the initial two funding rounds for Nemaura Medical. Mr. Timol obtained his Bachelor of Arts degree in Economics from the University of Central Lancashire, UK.

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Thomas Moore. Mr. Moore was elected as a director in August 2017. He is currently working as a director, tax consultant and co-owner of a tax consultancy and pensions administration business (WestBridge), having built up three decades of experience in accounting and consulting fields at leading accounting firms including Grant Thornton, KPMG and PricewaterhouseCoopers. Throughout the last five years, Mr. Moore has held his current role with WestBridge since May 2017 and before that was a Director with Grant Thornton UK PLC. He is a practicing Chartered Tax Adviser and earned his first-class Bachelor of Arts in French and Russian from the University of Northumbria, UK. The qualifications Mr. Moore brings to the role include a wealth of experience in matters relating to accounts, financial management and financial regulatory requirements including his current experience as an MLRO in two companies.

Dr. Salim Natha. Dr. Natha was elected as a director in July 2017. He is currently practicing as an Eye Surgeon in the UK National Health Service (NHS), and is the clinical lead for a retinopathy screening program for over 20,000 diabetics in the Ashton, Wigan and Leigh region. He has published several articles in the medical literature and is a peer reviewer for the English National Diabetic Retinopathy Screening Program. Dr. Natha graduated with honours from the University of Liverpool Medical School.

 Timothy Johnson. Mr. Johnson was elected as a director in July 2017. He is currently serving in executive positions in several tax consultancy and accountancy businesses in the UK. He is a practicing Chartered Tax Adviser and holds a first-class Master of Science in Mathematics and Physics from the University of Manchester, UK. Mr. Johnson’s work involves in depth review and analysis of financial statements on a daily basis, and he has significant experience in matters relating to financial accounts, tax, financial management, financial regulatory requirements and anti-money laundering requirements.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

None.

Director Independence

The Board has reviewed the independence of our directors, applying the independence standards of The NASDAQ Stock Market (“NASDAQ”). Based on this review, the board of directors determined that each of Thomas Moore, Dr. Salim Natha and Timothy Johnson are independent within the meaning of the NASDAQ rules. In making this determination, our board of directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence. As required under applicable NASDAQ rules, we anticipate that our independent directors will meet on a regular basis as often as necessary to fulfil their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

Board Leadership Structure and Role in Risk Oversight

Dr. Chowdhury holds the positions of chief executive officer, and chairman of the board of the Company. Since the termination of Mr. Mclarney on July 1, 2022, Mr. Chowdhury also acts as our principal financial officer and principal accounting officer. The Board believes that Dr. Chowdhury’s services as both chief executive officer and chairman of the board is in the best interest of the Company and its shareholders. Dr. Chowdhury possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company in its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters relating to the business of the Company. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees and customers.

The Board has not designated a lead director. Given the limited number of directors comprising the Board, the independent directors call and plan their executive sessions collaboratively and, between meetings of the Board, communicate with management and one another directly. Under these circumstances, the directors believe designating a lead director to take on responsibility for functions in which they all currently participate might detract from rather than enhance performance of their responsibilities as directors.

Management is responsible for assessing and managing risk, subject to oversight by the board of directors. The board oversees our risk management policies and risk appetite, including operational risks and risks relating to our business strategy and transactions. Various committees of the board assist the board in this oversight responsibility in their respective areas of expertise.

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•         The Audit Committee assists the board with the oversight of our financial reporting, independent auditors, and internal controls. It is charged with identifying any flaws in business management and recommending remedies, detecting fraud risks and implementing anti-fraud measures. The audit committee further discusses Nemaura’s policies with respect to risk assessment and management with respect to financial reporting.

•         The Compensation Committee oversees compensation, retention, succession and other human resources-related issues and risks.

•         The Corporate Governance and Nominating Committee overviews risks relating to our governance policies and initiatives.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer and other persons performing similar functions. A copy of our Code of Ethics is available on our website, www.nemauramedical.com. We intend to post amendments to, or waivers from a provision of, our Code of Ethics that apply to our principal executive officer, principal financial officer or persons performing similar functions on our website.

Board Meetings & Board Committees

The Board held nine meetings during the fiscal year ended March 31, 2022. During the fiscal year ended March 31, 2022, all directors other than Mr. Chowdhury and Mr. Moore attended 75% or more of the meetings of the Board of Directors and Board committees of which the director was a member.

It is the policy of the Board that all directors should attend annual meetings of stockholders in person or by teleconference. All directors attended the 2021 annual meeting of stockholders.

Our Board has established three standing committees in connection with the discharge of its responsibilities: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. Our Board has adopted written charters for each of these committees. Copies of the charters are available on our website, www.nemauramedical.com. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

The Audit Committee is comprised of our independent directors: Mr. Johnson (Chair), Mr. Moore and Dr. Natha. Mr. Johnson qualifies as an audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act.

According to its charter, the Audit Committee consists of at least three members, each of whom shall be a non-employee director who has been determined by the Board to meet the independence requirements of NASDAQ, and also Rule 10A-3(b)(1) of the SEC, subject to the exemptions provided in Rule 10A-3(c). The Audit Committee charter describes the primary functions of the Audit Committee, including the following:

•	oversee the Company’s accounting and financial reporting processes;

•	oversee audits of the Company’s financial statements;

•	discuss policies with respect to risk assessment and risk management, and discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

•	review and discuss with management the Company’s audited financial statements and review with management and the Company’s independent registered public accounting firm the Company’s financial statements prior to the filing with the SEC of any report containing such financial statements.

•	recommend to the board that the Company’s audited financial statements be included in its annual report on Form 10-K for the last fiscal year;

•	meet separately, periodically, with management, with the Company’s internal auditors (or other personnel responsible for the internal audit function) and with the Company’s independent registered public accounting firm;

•	be directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged to prepare or issue an audit report for the Company;

•	take, or recommend that the board take, appropriate action to oversee and ensure the independence of the Company’s independent registered public accounting firm; and

•	review major changes to the Company’s auditing and accounting principles and practices as suggested by the Company’s independent registered public accounting firm, internal auditors or management.

The Audit Committee held five meetings during the fiscal year ended March 31, 2022.

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Compensation Committee

Our Compensation Committee consists of Dr. Natha (Chair) and Messrs. Moore and Johnson. The Compensation Committee is responsible for, among other matters:

•	Reviewing and approving, or recommending to the Board to approve the compensation of our CEO and other executive officers and directors reviewing key employee compensation goals, policies, plans and programs;

•	Administering incentive and equity-based compensation;

•	Reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

•	Appointing and overseeing any compensation consultants or advisors.

The Compensation Committee held two meetings during the fiscal year ended March 31, 2022.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has ever been an officer or employee of the Company. None of the Company’s executive officers serves, or has served since inception, as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of the Company’s directors or on the Company’s Compensation Committee.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee consists of Mr. Johnson (Chair), Mr. Moore and Dr. Natha. The Corporate Governance and Nominating Committee is responsible for, among other matters:

•	Selecting or recommending for selection candidates for directorships;

•	Evaluating the independence of directors and director nominees;

•	Reviewing and making recommendations regarding the structure and composition of our Board and the board committees;

•	Developing and recommending to the board corporate governance principles and practices;

•	Reviewing and monitoring the Company’s Code of Ethics; and

•	Overseeing the evaluation of the Company’s management.

The Corporate Governance and Nominating Committee held two meetings during the fiscal year ended March 31, 2022.

Material Changes to the Procedures by which Security Holders May Recommend Nominees to the Board

We do not currently have a procedure by which security holders may recommend nominees to the Board. Prior to the listing of our common stock on NASDAQ, as a private company with a limited shareholder base, we did not believe that it was important to provide such a procedure. However, as a publicly traded NASDAQ company with the requirement to hold annual shareholder meetings, we will consider implementing such a policy in the future.

The Board does not have a formal policy on Board candidate qualifications. The Board may consider those factors it deems appropriate in evaluating director nominees made either by the Board or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily. In considering candidates for the Board, the directors evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met. The directors will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons. The directors will not evaluate candidates differently based on who has made the recommendation.

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Stockholder Communications

Stockholders can mail communications to the Board, c/o Secretary, Nemaura Medical Inc., Advanced Technology Innovation Centre, Loughborough University Science and Enterprise Parks, 5 Oakwood Drive, Loughborough, Leicestershire, LE11 3QF, United Kingdom, who will forward the correspondence to each addressee.

Delinquent Section 16(a) Reports

Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the Exchange Act), the Company’s directors, executive officers and persons who own more than 10% of our common stock are required to file with the Securities and Exchange Commission (the “SEC”), initial reports of ownership and reports of changes in ownership of the common stock and other equity securities of the Company. To the Company’s knowledge, based solely on a review of copies of such reports furnished to the Company during and/or with respect to the fiscal year ended March 31, 2022, the Company is not aware of any late or delinquent filings required under Section 16(a) of the Exchange Act, except as follows: Mr. Mclarney failed to file one Form 3.

Executive Compensation

Fiscal 2022 Summary Compensation Table

The following table provides certain disclosure, for the fiscal years ended March 31, 2022 and 2021, regarding compensation paid to or earned by our named executive officers.

Named Executive Officer and Principal Position	Fiscal Year Ended March 31,	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
		$	$	$	$	$	$
Dr. D.F.H. Chowdhury, Chief Executive Officer and President	2022	109,416	—	—	(1)	3,849	113,265
	2021	104,840	—	—	—	3.368	108.208
Justin McLarney Former Chief Financial Officer (2)	2022	256,444 (3)	—	—	—	2,498	258,942
	2021	67,107	—	—	—	1,162	68,269

(1)	On January 28, 2022, in compensation for Dr. Chowdhury’s service as a director, the Company’s Board of Directors granted to Dr. Chowdhury an option to purchase 8,000 shares of common stock at an exercise price of $3.98 per share, the closing price of the Company’s common stock on the date of grant. The option was fully vested at grant and is exercisable for a period of five years from the date of grant.
(2)	Mr. Mclarney was appointed Chief Financial Officer of the Company on September 15, 2020. Prior to Mr. Mclarney’s appointment, Dr. Chowdhury acted as Interim Chief Financial Officer. Effective July 1, 2022, Mr. Mclarney ceased to be an executive officer of the Company.
(3)	Of this amount, $169,055 was paid in cash, and $87,389 was paid in stock. At Mr. Mclarney’s election, a portion of his base salary was paid in stock. Accordingly, on January 31, 2022, Mr. Mclarney received 22,293 shares at the market price of $3.92.

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Employment Agreements

Dr. D.F.H. Chowdhury

We entered into an employment agreement with Dr. D.F.H. Chowdhury on November 2, 2013. Dr. D.F.H. Chowdhury’s contract is for an unspecified period. He may leave the Company with notice, or the Company may terminate his contract with notice. Termination may be with or without cause. Dr. D.F.H. Chowdhury receives an annual salary of £80,000 pounds sterling (approximately $109,000). Our contract with Dr. D.F.H. Chowdhury does not include any provision for stock options or equity incentives.

Under the executive employment agreement Dr. D.F.H. Chowdhury’s annual salary was adjusted on a pro rata basis to reflect only work that was performed for Nemaura Medical Inc. The disclosure set forth in the table reflects his pro rata compensation for the periods ending March 31, 2022 and March 31, 2021, respectively.

Mr. McLarney

We entered into an employment agreement with our former Chief Financial Officer, Mr. Justin Mclarney, on September 15, 2020. Mr. Mclarney’s contract is for an unspecified period. He may leave the Company with notice, or the Company may terminate his contract with notice. Termination may be with or without cause. Mr. Mclarney receives an annual base salary of £90,000 pounds sterling (approximately $123,000). Our contractual arrangements with Mr. Mclarney allow for stock options, and equity or cash incentives to be provided upon certain conditions having been met. Mr. Mclarney ceased to be an executive officer of the Company on July 1, 2022.

Outstanding Equity Awards for fiscal year ended March 31, 2022

The table below sets forth the outstanding option awards for the named executive officers, as of March 31, 2022; there were no outstanding stock awards as of this date:

	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Dr. D.F.H. Chowdhury	8,000	—	3.98	January 28, 2027

Potential payments upon termination or change-in-control.

None.

Director Compensation

Each of our independent directors received annual fees of £5,000 pounds sterling (approximately $6,838) for the year ended March 31, 2022, for their service on our board of directors and committees. In addition, on January 28, 2022, the Board of Directors granted to each of the directors, including Dr. Chowdhury, an option to purchase 8,000 shares of common stock at an exercise price of $3.98 per share, the closing price of the Company’s common stock on the date of grant. The option was fully vested at grant and is exercisable for a period of five years from the date of grant.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Timothy Johnson	6,838	— (1)	—	6,838
Dr. Salim Natha	6,838	— (1)	—	6,838
Thomas Moore	6,838	— (1)	—	6,838

(1)	On January 28, 2022, the Board of Directors granted to each of the directors, including Dr. Chowdhury, an option to purchase 8,000 shares of common stock at an exercise price of $3.98 per share, the closing price of the Company’s common stock on the date of grant. The option was fully vested at grant and is exercisable for a period of five years from the date of grant. Because the exercise price is the closing market price on the date of grant, no value has been attributed to these from a compensation perspective.

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Certain Relationships and Related Transactions

Pharma and NDM are entities controlled by our Chief Executive Officer, President, Chairman of the Board and majority shareholder, Dr. D.F.H. Chowdhury.

Pharma has invoiced our subsidiaries, DDL and TCL for research and development services. In addition, certain operating expenses of DDL and TCL were incurred and paid by Pharma and NDM which have been invoiced to us. Certain costs incurred by Pharma and NDM are directly attributable to DDL and TCL and such costs were billed to us.

Total costs charged to us by Pharma and NDM were $3,245,985 for the year ended March 31, 2022.

The following is a summary of activity between the Company and Pharma and NDM for the years ended March 31, 2022 and 2021.

	March 31,
	2022 ($)	2021 ($)
Liability due to related parties at beginning of year	148,795	830,093
Amounts invoiced by Pharma to DDL, NM and TCL	3,245,985	2,441,108
Amounts invoiced by DDL to Pharma	(2,495)	(17,213)
Amounts paid by DDL to Pharma	(3,492,962)	(3,209,084)
Foreign exchange differences	(620)	103,891
Liability due to related parties at end of year	(101,297)	148,795

Policies and Procedures for Related Person Transactions

It is the Company’s policy to not enter any transaction (other than compensation arrangements in the ordinary course) with any director, executive officer, employee, or principal stockholder or party related to any of them, unless authorized by a majority of the directors having no interest in the transaction, upon a favorable recommendation by the Audit Committee (or a majority of its disinterested members).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.

PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee has appointed Mayer Hoffman McCann P.C. (“MHM”) as independent accountants for fiscal 2022 and fiscal 2021. Representatives of MHM have been invited to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

The following table sets forth the aggregate fees billed to us for the fiscal years ended March 31, 2022 and 2021 by MHM.

	Fiscal Year Ended March 31,
	2022	2021
Audit Fees	$87,500	$123,385
Audit-Related Fees	$80,000	$83,500
Tax Fees	$10,000	$10,000
Other Fees	$10,000	$28,250
Totals	$187,500	$245,135

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Audit Fees. Audit fees represent amounts billed for professional services rendered or expected to be rendered for the audit of our annual consolidated financial statements.

Audit-Related Fees. Audit-related fees represent professional services rendered or expected to be rendered for assurance and related services by the accounting firm that are reasonably related to the performance of the audit or review of our consolidated financial statements that are not reported under audit fees.

Tax Fees. Tax fees represent professional services rendered by the accounting firm for tax compliance, which includes preparing our annual tax filings.

Other Fees. Other fees represent charges made for the provision of a comfort letter in relation to the ATM Offering made on July 23, 2021.

Audit Committee Report

With respect to the audit of the Company’s financial statements for the fiscal year ended March 31, 2022, the members of the Audit Committee:

•	Have reviewed and discussed the audited financial statements with management;

•	Have discussed with Company’s independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•	Have received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in Company’s annual report on Form 10-K for the fiscal year ended March 31, 2022.

Timothy Johnson, Chair

Thomas Moore

Salim Natha

Audit Committee Pre-Approval Policy

Under provisions of the Sarbanes-Oxley Act of 2002, our principal accountant may not be engaged to provide non-audit services that are prohibited by law or regulation to be provided by it, and the Audit Committee must pre-approve the engagement of our independent accountant to provide audit and permissible non-audit services. The Audit Committee approves all auditing services and the terms thereof and non-audit services (other than non-audit services published under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Pubic Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. The Audit Committee has not established any policies or procedures other than those required by applicable laws and regulations.

MHM leases substantially all of its personnel who work under the control of MHM shareholders from wholly owned subsidiaries of CBIZ, Inc., in an alternative practice structure.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

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PROPOSAL 3:

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to Securities Exchange Act Section 14A, we are submitting to stockholders an advisory vote to approve the compensation paid to the Company’s named executive offices, as disclosed under the caption “Election of Directors—Executive Compensation”, pursuant to Item 402 of Regulation S-K, including the compensation tables, and narrative discussion.

The advisory vote is not binding on the Company, the Board, or management; if executive compensation is not approved by the vote of a majority of shares present in person or by proxy at the meeting and entitled to vote, the Compensation Committee will take account of this fact when considering executive compensation in future years.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE FOLLOWING ADVISORY RESOLUTION:

RESOLVED, that the compensation paid to Company’s named executive offices, as disclosed under the caption “Election of Directors—Executive Compensation”, pursuant to Item 402 of Regulation S-K, including the compensation tables, and narrative discussion, be, and hereby is, approved.

OTHER INFORMATION

Our 2022 annual report on Form 10-K, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the Annual Meeting, upon written request to Chief Financial Officer, Nemaura Medical Inc., Advanced Technology Innovation Centre, Loughborough University Science and Enterprise Parks, 5 Oakwood Drive, Loughborough, Leicestershire, LE11 3QF, United Kingdom.

Important Notice Regarding Delivery of Stockholder Documents

If your shares are held in street name, your broker, bank, custodian, or other nominee holder may deliver only one copy of this Proxy Statement and the annual report to stockholders to multiple stockholders sharing an address, absent contrary instructions from one or more of the stockholders. We will deliver a separate copy of the proxy materials to a stockholder at a shared address to which a single copy was delivered, upon written or oral request, to Chief Financial Officer, Nemaura Medical Inc., Advanced Technology Innovation Centre, Loughborough University Science and Enterprise Parks, 5 Oakwood Drive, Loughborough, Leicestershire, LE11 3QF, United Kingdom. Stockholders sharing an address and receiving multiple copies of the proxy materials who wish to receive a single copy should contact their broker, bank, custodian or other nominee holder.

Other Matters to Be Presented at the Annual Meeting

We do not have notice of any matter to be presented for action at the Annual Meeting, except as discussed in this Proxy Statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.

Stockholder Proposals for Next Annual Meeting

Stockholder proposals intended to be included in the proxy statement for the next annual meeting must be received by the us no later than March 23, 2023.

By Order of the Board of Directors,

/s/ Dewan Fazlul Hoque Chowdhury

Dewan Fazlul Hoque Chowdhury

Chairman of the Board

July 21, 2022

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